================================================================================
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 7, 2001


                       REPUBLIC BANCSHARES OF TEXAS, INC.
             (Exact name of registrant as specified in its charter)



            Texas                                                76-0691991
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


             6809 FM 1960 West
              Houston, Texas                                        77069
(Address of principal executive offices)                          (Zip Code)


      Registrant's telephone number, including area code: (281) 315-1100

================================================================================

   Item 5.  Other Events


   On September 7, 2001 (the "Effective Date"), Republic Bancshares of Texas, Inc., a Texas corporation (the "Company"), and Republic National Bank, a national banking association (the "Bank"), consummated the formation of a holding company for the Bank (the "Reorganization") pursuant to an Agreement and Plan of Reorganization dated May 30, 2001 (the "Agreement") among the Company, the Bank and RBT Holdings, Inc., a Delaware corporation ("Delaware Company"), and a related Plan of Consolidation among the Company, the Bank and RNB Interim Bank, N.A. Pursuant to the Agreement, each share of common stock of the Bank, $1.00 par value ("Bank Common Stock"), outstanding on the Effective Date was converted into and exchanged for one share of common stock of the Company, $1.00 par value ("Company Common Stock"). The Reorganization was approved by the affirmative vote of two-thirds of the outstanding shares of the Bank Common Stock at a Special Meeting of Shareholders held on June 19, 2001.

   Prior to completion of the Reorganization, the Company was a wholly-owned subsidiary of the Bank. As a result of the Reorganization, the Company owns 100% of the issued and outstanding shares of common stock of the Delaware Company and the Delaware Company owns 100% of the issued and outstanding Bank Common Stock. A total of 1,922,000 shares of Company Common Stock were issued to shareholders of the Bank in connection with the Reorganization.

   Prior to the Effective Date, the Bank filed current and periodic reports pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, with the Office of the Comptroller of the Currency. As a result of the Reorganization, the Company will begin filing current and periodic reports with the Securities and Exchange Commission.

   Pursuant to the Agreement, as of the Effective Date, the Company assumed all of the Bank's obligations and liabilities under the Republic National Bank 1998 Stock Option Plan ("Stock Option Plan") and the Republic National Bank Employee Stock Purchase Plan ("Employee Stock Purchase Plan"). Under the Stock Option Plan and the Employee Stock Purchase Plan, the Company will issue shares of Company Common Stock in lieu of Bank Common Stock.

Description of Company Common Stock

   The Company's Articles of Incorporation provide for 5,000,000 authorized shares of Company Common Stock, 1,922,000 shares of which are currently issued and outstanding. Some of the features of the Company Common Stock are described below in general terms. This summary is qualified in its entirety by reference to the Articles of Incorporation and Bylaws of the Company, copies of which are incorporated herein by reference and filed as exhibits to this Current Report on Form 8-K. Each share of Company Common Stock has the same relative rights as, and is identical in all respects to, each other share of Company Common Stock.

   The holders of Company Common Stock are entitled to one vote for each share held of record on all matters upon which shareholders have the right to vote and are entitled to cumulate their votes for the election of directors. Holders of Company Common Stock do not have a preemptive right to acquire any additional, unissued or treasury shares of the Company, or securities of the Company convertible into or carrying a right to subscribe to or acquire shares.

   Holders of Company Common Stock are entitled to receive ratably dividends out of funds legally available therefor, if and when properly declared by the Board of Directors. However, the Board of Directors may not declare or pay cash dividends on Company Common Stock if any dividend on any preferred stock or other senior security which may be issued in the future has not been paid or adequate provision has not been made for the payment thereof. In addition, the Company's ability to pay dividends on its Company Common Stock is subject to regulatory restrictions, including its obligation to maintain the capital ratios of its wholly-owned subsidiary, the Bank, at levels that comply with the requirements of the Office of the Comptroller of the Currency.

   On the liquidation of the Company, the holders of Company Common Stock are entitled to share pro rata in any distribution of assets of the Company, after the holders of shares of preferred stock or other senior securities have received the liquidation preference of their shares plus any declared but unpaid dividends, if any, and after all other indebtedness of the Company has been retired. The Company Common Stock is not convertible into or exchangeable for any other security of the Company. All of the outstanding shares of Company Common Stock are fully paid and nonassessable.

   Item 7.  Financial Statements and Exhibits.

     (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number                        Description of Exhibit
-------                       ----------------------

   2.1 Agreement and Plan of Reorganization by and among Republic Bancshares of Texas, Inc., Republic National Bank and RBT Holdings, Inc. dated as of May 30, 2001.

   3.1      Articles of Incorporation of Republic Bancshares of Texas, Inc.

   3.2      Bylaws of Republic Bancshares of Texas, Inc.

   4.1 Specimen certificate for shares of Common Stock of Republic Bancshares of Texas, Inc.

  21.1      Subsidiaries of Republic Bancshares of Texas, Inc.

  99.1 Annual Report of the Bank on Form 10-KSB for the year ended December 31, 2000, as filed with the Office of the Comptroller of the Currency (the "OCC").

  99.2 Quarterly Report of the Bank on Form 10-QSB for the quarter ended March 31, 2001, as filed with the OCC on May 12, 2001.

  99.3 Quarterly Report of the Bank on Form 10-QSB for the quarter ended June 30, 2001, as filed with the OCC on August 10, 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 REPUBLIC BANCSHARES OF TEXAS, INC.



Dated: September 26, 2001        By:  /s/ C. P. Bryan
                                      ------------------------------------------
                                          C. P. Bryan
                                          President and Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit
Number                        Description of Exhibit
-------                       ----------------------

   2.1 Agreement and Plan of Reorganization by and among Republic Bancshares of Texas, Inc., Republic National Bank and RBT Holdings, Inc. dated as of May 30, 2001.

   3.1      Articles of Incorporation of Republic Bancshares of Texas, Inc.

   3.2      Bylaws of Republic Bancshares of Texas, Inc.

   4.1 Specimen certificate for shares of Common Stock of Republic Bancshares of Texas, Inc.

  21.1      Subsidiaries of Republic Bancshares of Texas, Inc.

  99.1 Annual Report of the Bank on Form 10-KSB for the year ended December 31, 2000, as filed with the Office of the Comptroller of the Currency (the "OCC").

  99.2 Quarterly Report of the Bank on Form 10-QSB for the quarter ended March 31, 2001, as filed with the OCC on May 12, 2001.

  99.3 Quarterly Report of the Bank on Form 10-QSB for the quarter ended June 30, 2001, as filed with the OCC on August 10, 2001.